LEASES - Schedule of Components of Leases (Detail) - USD ($) $ in Thousands	Mar. 31, 2020	Dec. 31, 2019
Assets:
Operating	$ 8,793	$ 10,570
Finance	5,095	5,685
Total ROU assets	13,888	16,255
Current Liabilities:
Operating	1,825	2,022
Finance	1,200	1,200
Long-term
Operating	9,833	11,495
Finance	3,927	4,302
Total lease liabilities	$ 16,785	$ 19,019